UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21969

The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (OMB) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The GDL Fund

Semiannual Report — June 30, 2026

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Willis M. Brucker Portfolio Manager BS, Boston College	Regina M. Pitaro Managing Director BA, Fordham University MA, Loyola University, Chicago MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2026, the net asset value (NAV) total return of The GDL Fund was 3.5%, compared with a total return of 1.7% for the ICE BofA 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 2.9%. The Fund’s NAV per share was $10.69, while the price of the publicly traded shares closed at $8.47 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2026.

Investment Objective (Unaudited)

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

Global M&A activity remained vibrant and hit multiple records in the first half of 2026, driven by larger deal sizes, a surge in mega-transactions, and strong momentum in the United States and Europe. The second quarter alone delivered $1.6 trillion, up 31% from the prior year. This marked the fourth consecutive quarter above $1 trillion and the largest single quarter on record. In terms of deal consideration, cash was king. Year-to-date, all-cash deals accounted for 63% of transactions, all-stock deals represented 14%, and cash-and-stock deals made up the remaining 23%.

Three of the largest transactions year-to-date were private investment rounds in Anthropic and OpenAI (totaling $140 billion). While these are not traditional M&A, historical M&A statistics have long included such large private placements, making current reported levels appear elevated relative to traditional public-to-public deals. While the number of deals fell 9% to 24,583 (a six-year low), this reflected a clear shift toward higher-value transactions rather than a slowdown in activity. Mega-deals (over $10 billion) hit a record half-year with 48 transactions totaling $1.3 trillion — more than double 2025 levels. Smaller deals (under $500 million) also grew, with value up 12% to $445 billion.

Contributors to performance included the following deals: Janus Henderson (deal completed) a global asset manager with approximately half a trillion dollars in assets under management, agreed to be acquired by Trian and General Catalyst for $49.00 per share in cash. On February 26, 2026, Victory Capital proposed to acquire the company for 0.35 VCTR shares + $30 in cash – which was later amended to 0.25 VCTR shares + $40 in cash. On March 24, Trian and General Catalyst amended the purchase price to $52.00 per share in cash. The shareholders approved the transaction on April 16, and the deal closed on June 30 following the receipt of regulatory approvals. And Masimo (deal completed) a specialty diagnostics provider of pulse oximetry and other patient monitoring solutions, was acquired by Danaher for $180.00 per share in cash on February 17. MASI shareholders approved the transaction for May 1 and the deal closed on June 10.

Detractors from the portfolio included International Money Express Inc. (1.5% of net assets as of June 30, 2026), Allied Gold Corp. (0.4%), and Warner Bros Discovery Inc. (3.8%).

Thank you for your investment in The GDL Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2026 (a) (Unaudited)

	Six Months	1 Year	3 Year	5 Year	10 Year	15 Year	Since Inception (1/31/07)
GDL Fund (GDL)
NAV Total Return (b)	3.53%	7.43%	6.55%	4.67%	3.55%	3.28%	3.18%
Investment Total Return (c)	2.86	7.42	8.69	4.51	3.93	3.55	2.75
ICE BofA 3 Month U.S. Treasury Bill Index	1.74	3.84	4.64	3.52	2.34	1.58	1.58

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The ICE BofA 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE BofA 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets before securities sold short as of June 30, 2026:

The GDL Fund

Long Positions
U.S. Government Obligations	32.0%
Health Care	16.5%
Financial Services	12.9%
Entertainment	10.0%
Real Estate	7.7%
Building and Construction	5.4%
Machinery	4.8%
Computer Software and Services	4.1%
Energy and Utilities	4.1%
Business Services	1.9%
Hotels and Gaming	1.3%
Metals and Mining	1.0%
Broadcasting	1.0%
Aerospace and Defense	0.9%
Electronics	0.8%
Transportation	0.7%
Consumer Products	0.7%
Closed-End Funds	0.5%
Food and Beverage	0.4%
Semiconductors	0.1%
Diversified Industrial	0.1%
Cable and Satellite	0.1%
Retail	0.0%*
Paper and Forest Products	0.0%*
Other Assets and Liabilities (Net)	(6.5)%

Short Positions
Transportation	(0.5)%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800‑GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 73.8%
	Aerospace and Defense — 0.9%
9,200	AstroNova Inc.†	$261,464	$261,924
3,400	The Boeing Co.†	591,242	735,998
		852,706	997,922
	Broadcasting — 1.0%
282,000	Clear Channel Outdoor Holdings Inc.†	668,865	682,440
14,237	Sirius XM Holdings Inc.	428,600	420,561
		1,097,465	1,103,001
	Building and Construction — 5.4%
7,000	Arcosa Inc.	1,012,273	1,017,030
11,000	Lennar Corp., Cl. B	384,067	975,810
58,300	Taylor Morrison Home Corp.†	4,175,153	4,182,442
		5,571,493	6,175,282
	Business Services — 1.9%
7,558	Emerald Holding Inc.	37,624	38,092
209,400	Global Business Travel Group I†	1,958,773	1,966,266
6,000	Shutterstock Inc.	182,814	83,700
30,000	Yext Inc.†	253,187	140,100
		2,432,398	2,228,158
	Cable and Satellite — 0.1%
20,000	The E.W. Scripps Co., Cl. A†	76,199	55,400

	Computer Software and Services — 4.1%
30,000	Information Services Corp.	1,092,764	1,078,794
93,400	kneat.com Inc.†	431,572	424,770
69,900	LiveRamp Holdings Inc.†	2,634,517	2,631,036
28,800	Simulations Plus Inc.†	524,014	527,328
		4,682,867	4,661,928
	Consumer Products — 0.7%
100,000	Blackline Safety Corp.†	645,407	639,521
74,701	Olaplex Holdings Inc.†	151,297	153,137
		796,704	792,658
	Diversified Industrial — 0.1%
4,000	James Hardie Industries plc†	107,800	104,720

	Electronics — 0.8%
3,000	Bel Fuse Inc., Cl. A	44,494	873,690

	Energy and Utilities — 4.1%
4,000	Avista Corp.	141,583	163,640
5,000	Boralex Inc., Cl. A	130,287	130,442
45,000	DMC Global Inc.†	520,117	261,450
460,000	Gulf Coast Ultra Deep Royalty Trust†	30,398	17,066
Shares		Cost	Market Value
2,000	SLB Ltd.	$68,960	$92,980
156,600	The AES Corp.	2,222,874	2,295,756
30,000	TXNM Energy Inc.	1,633,753	1,703,400
		4,747,972	4,664,734
	Entertainment — 10.0%
28,800	Electronic Arts Inc.	5,836,673	5,905,152
35,000	Endeavor Group Holdings Inc., Cl. A†	928,958	962,500
70,000	IMAX China Holding Inc.†	85,346	71,403
9,000	Manchester United plc, Cl. A†	141,739	206,370
163,200	Warner Bros Discovery Inc.†	4,525,155	4,350,912
		11,517,871	11,496,337
	Financial Services — 12.9%
30,000	Brighthouse Financial Inc.†	1,938,500	1,899,000
14,000	Corebridge Financial Inc.	322,280	400,820
151,000	DigitalBridge Group Inc.	2,317,938	2,382,780
12,800	First Seacoast Bancorp Inc.†	214,282	215,808
121,000	International Money Express Inc.†	1,814,037	1,748,450
111,400	Janus Henderson Group Ltd.	5,659,006	5,787,230
20,000	Laurentian Bank of Canada	578,474	566,332
168,200	Open Lending Corp.†	523,491	523,102
186,300	Payoneer Global Inc.†	1,309,573	1,326,456
		14,677,581	14,849,978
	Food and Beverage — 0.3%
1,000	Lifeway Foods Inc.†	24,770	29,840
3,300	Nathan’s Famous Inc.	332,112	335,280
		356,882	365,120
	Health Care — 16.1%
15,800	Apogee Therapeutics Inc.†	2,096,685	2,097,134
2,500	Atrium Therapeutics Inc.†	35,262	33,625
66,200	Avanos Medical Inc.†	1,629,739	1,647,056
18,300	Bio-Techne Corp.	1,292,345	1,292,895
76,100	Catalyst Pharmaceuticals Inc.†	2,389,793	2,391,823
194,700	Cross Country Healthcare Inc.†	3,023,585	2,571,987
187,000	Esperion Therapeutics Inc.†	583,755	590,920
10,000	Kenvue Inc.	168,282	191,100
15,000	LENSAR Inc.†	207,000	85,650
16,100	Nuvalent Inc., Cl. A†	1,985,111	1,988,350
162,800	Organon & Co.	2,166,665	2,204,312
2,600	Penumbra Inc.†	874,848	820,950
15,000	Select Medical Holdings Corp.	243,525	247,650
28,000	Surgery Partners Inc.†	580,290	470,400

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
172,500	Talkspace Inc.†	$890,513	$897,000
38,100	TruBridge Inc.†	981,399	998,601
		19,148,797	18,529,453
	Hotels and Gaming — 1.3%
33,600	Caesars Entertainment Inc.†	979,964	1,014,048
10,800	MGM Resorts International†	516,996	516,348
		1,496,960	1,530,396
	Machinery — 4.8%
25,000	CFT SpA†(a)	138,180	131,399
26,000	Chart Industries Inc.†	5,142,150	5,432,440
		5,280,330	5,563,839
	Metals and Mining — 0.8%
20,000	Allied Gold Corp.†	622,170	475,234
25,000	Coeur Mining Inc.	353,519	408,000
		975,689	883,234
	Real Estate — 7.7%
130,000	InterRent Real Estate Investment Trust, REIT	1,246,953	1,187,943
50,000	Minto Apartment Real Estate Investment Trust, REIT	644,552	615,195
129,400	Sila Realty Trust Inc., REIT	3,923,639	3,928,584
80,000	Two Harbors Investment Corp., REIT	941,760	992,800
32,472	VICI Properties Inc., REIT	991,920	862,131
68,200	Whitestone REIT	1,289,667	1,293,072
		9,038,491	8,879,725
	Retail — 0.0%
25,000	Bapcor Ltd.	64,515	7,529

	Semiconductors — 0.1%
700	Silicon Laboratories Inc.†	142,114	152,992

	Transportation — 0.7%
40,000	Abertis Infraestructuras SA†(a)	311,164	161,335
2,200	Norfolk Southern Corp.	649,289	692,098
		960,453	853,433
	TOTAL COMMON STOCKS	84,069,781	84,769,529

	CLOSED-END FUNDS — 0.5%
425,000	Altaba Inc., Escrow†	198,375	552,500
Shares		Cost	Market Value
	RIGHTS — 0.7%
	Computer Software and Services — 0.0%
1,000	Flexion Therapeutics Inc., CVR†	$0	$100
5,000	Gen Digital Inc., CVR†	0	6,450
		0	6,550
	Food and Beverage — 0.1%
42,000	TreeHouse Foods Inc., CVR†	0	73,500

	Health Care — 0.4%
66,000	89bio Inc., CVR†	0	19,800
21,000	ABIOMED Inc., CVR†	0	33,600
2,000	Adverum Biotechnologies Inc., CVR†	0	1,200
37,000	Akero Therapeutics Inc., CVR†	0	18,500
40,000	Akouos Inc., CVR†	0	20,000
6,000	Albireo Pharma Inc., CVR†	0	13,500
25,000	Alimera Sciences Inc., CVR†	0	250
79,391	Ambit Biosciences Corp., CVR†(a)	0	0
34,000	Apellis Pharmaceuticals Inc., CVR†	0	340
34,800	Arcellx Inc., CVR†	0	1,740
18,000	Avadel Pharmaceuticals plc, CVR†	0	9,900
28,000	Blueprint Medicines Corp., CVR†	1	11,200
315,000	Checkpoint Therapeutics Inc., CVR†	0	31,500
64,000	Chinook Therapeutics Inc., CVR†	0	12,800
28,000	Epizyme Inc., CVR†	0	560
60,000	Fusion Pharmaceuticals Inc., CVR†	0	30,000
500,000	Gracell Biotechnologies Inc., CVR†	0	20,000
41,700	Hologic Inc., CVR†	0	417
30,000	Icosavax Inc., CVR†	0	9,000
13,000	Mersana Therapeutics Inc., CVR†	0	22,750
10,000	Metsera Inc., CVR†	0	45,000
10,000	Mirati Therapeutics Inc., CVR†	0	5,000
3,000	Opiant Pharmaceuticals Inc., CVR†	0	1,500
70,000	Optinose Inc., CVR†	0	35,000
130,000	Paragon 28 Inc., CVR†	0	6,500
100,000	Paratek Pharmaceuticals Inc., CVR†	0	2,000

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	RIGHTS (Continued)
	Health Care (Continued)
41,797	Poseida Therapeutics Inc., CVR†	$0	$20,899
3,000	Prevail Therapeutics Inc., CVR†	0	600
40,000	Regulus Therapeutics Inc, CVR†	0	40,000
300,000	Sage Therapeutics Inc., CVR†	0	30,000
1,000	Sigilon Therapeutics Inc., CVR†(a)	0	7,550
30,000	Verve Therapeutics Inc., CVR†	0	15,000
245,000	Vigil Neuroscience Inc., CVR†	0	12,250
		1	478,356
	Metals and Mining — 0.2%
10,000	Kinross Gold Corp., CVR†(a)	0	0
419,000	Pan American Silver Corp., CVR†	96,370	230,869
		96,370	230,869
	Paper and Forest Products — 0.0%
24,000	Resolute Forest Products Inc., CVR†	0	36,000

	Retail — 0.0%
140,000	Walgreens Boots Alliance Inc., CVR†	0	70,000

	TOTAL RIGHTS	96,371	895,275

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 32.0%
$36,950,000	U.S. Treasury Bills, 3.570% to 3.677%††, 07/30/26 to 11/05/26(b)	36,738,937	36,735,692

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 107.0%		$121,103,464	122,952,996

SECURITIES SOLD SHORT — (0.5)% (Proceeds received $520,899)			(598,400)

Other Assets and Liabilities (Net) — (2.3)%			(2,680,251)

PREFERRED SHARES — (4.2)% (480,200 preferred shares outstanding)			(4,802,000)

NET ASSETS — COMMON SHARES — 100% (10,742,939 common shares outstanding)			$114,872,345

NET ASSET VALUE PER COMMON SHARE ($114,872,345 ÷ 10,742,939 shares outstanding)			$10.69
Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (0.5)%
	Transportation — (0.5)%
2,200	Union Pacific Corp.	$520,899	$598,400

	TOTAL SECURITIES SOLD SHORT(c)	$520,899	$598,400

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	At June 30, 2026, $500,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short and forward foreign exchange contracts.
(c)	At June 30, 2026, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

CVR	Contingent Value Right
REIT	Real Estate Investment Trust

Geographic Diversification	% of Total Investments	Market Value
Long Positions
North America	94.6%	$116,360,130
Europe	5.1	6,194,584
Latin America	0.3	390,753
Asia/Pacific	0.0 *	7,529
Total Investments — Long Positions	100.0%	$122,952,996

Short Positions
North America	(0.5)%	$(598,400)
Total Investments — Short Positions	(0.5)%	$(598,400)

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

As of June 30, 2026, forward foreign exchange contracts outstanding were as follows:

Currency		Currency			Settlement	Unrealized
Purchased		Sold		Counterparty	Date	Appreciation
USD	4,663,252	CAD	6,600,000	State Street Bank and Trust Co.	07/31/26	$2,999

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

June 30, 2026 (Unaudited)

Assets:
Investments in securities, at value (cost $121,103,464)	$122,952,996
Deposit at brokers for securities sold short	540,251
Receivable for investments in securities sold	2,769
Deferred offering expense	289,514
Dividends receivable	162,879
Unrealized appreciation on forward foreign currency contracts	2,999
Prepaid expenses	4,004
Total Assets	123,955,412
Liabilities:
Securities sold short, at value (proceeds $520,899)	598,400
Payable to bank	8,420
Distributions payable	61,868
Payable for investment securities purchased	3,097,507
Payable for Fund shares repurchased	9,982
Payable for investment advisory fees	353,402
Payable for payroll expenses	79,446
Payable for common offering costs	38,166
Payable for accounting fees	3,750
Series G Cumulative Preferred Shares, callable and mandatory redemption 03/26/27 (See Notes 2 and 7)	4,802,000
Other accrued expenses	30,126
Total Liabilities	9,083,067
Net Assets Attributable to Common Shareholders	$114,872,345

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$111,525,966
Total distributable earnings	3,346,379
Net Assets	$114,872,345

Net Asset Value per Common Share:
($114,872,345 ÷ 10,742,939 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$10.69

Statement of Operations

For the Six Months Ended June 30, 2026 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $7,270)	$413,409
Interest	938,988
Total Investment Income	1,352,397
Expenses:
Investment advisory fees	626,781
Interest expense on preferred stock	389,218
Payroll expenses	126,975
Trustees’ fees	62,500
Shareholder communications expenses	37,764
Shareholder services fees	33,423
Legal and audit fees	28,466
Accounting fees	22,500
Custodian fees	7,259
Dividend expense on securities sold short	6,072
Interest expense	498
Miscellaneous expenses	21,874
Total Expenses	1,363,330
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(1,604)
Custodian fee credits	(6,706)
Total Credits and Reductions	(8,310)
Net Expenses	1,355,020
Net Investment Loss	(2,623)

Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments in securities	3,748,321
Net realized gain on securities sold short	158,552
Net realized gain on forward foreign exchange contracts	145,203
Net realized gain on foreign currency transactions	1,030
Net realized gain on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	4,053,106
Net change in unrealized appreciation/depreciation:
on investments in securities	(344,235)
on securities sold short	(89,496)
on forward foreign exchange contracts	(2,973)
on foreign currency translations	(3,726)
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	(440,430)
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency	3,612,676
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$3,610,053

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025
Operations:
Net investment loss	$(2,623)	$(404,018)
Net realized gain on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	4,053,106	5,810,305
Net change in unrealized appreciation/(depreciation) on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	(440,430)	2,202,664
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	3,610,053	7,608,951

Distributions to Common Shareholders:
Accumulated earnings	(2,339,813)*	(4,382,326)
Return of capital	(259,979)*	(955,751)
Total Distributions to Common Shareholders	(2,599,792)	(5,338,077)

Fund Share Transactions:
Decrease from repurchase of common shares	(1,830,106)	(4,556,438)
Net Decrease in Net Assets from Fund Share Transactions	(1,830,106)	(4,556,438)

Net Decrease in Net Assets Attributable to Common Shareholders	(819,845)	(2,285,564)

Net Assets Attributable to Common Shareholders:
Beginning of year	115,692,190	117,977,754
End of period	$114,872,345	$115,692,190

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The GDL Fund

Statement of Cash Flows

For the Six Months Ended June 30, 2026 (Unaudited)

Net increase in net assets attributable to common shareholders resulting from operations	$3,610,053

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(131,287,803)
Proceeds from sales of long term investment securities	122,946,892
Proceeds from short sales of investment securities	458,852
Purchase of securities to cover short sales	(300,300)
Net sales of short term investment securities	23,231,266
Net realized gain on investments	(3,748,321)
Net realized gain on securities sold short	(158,552)
Net change in unrealized depreciation on investments	344,235
Net accretion of discount	(929,651)
Net increase in unrealized appreciation on forward foreign exchange contracts	2,973
Net increase in unrealized depreciation on securities sold short	89,496
Decrease in receivable for investments sold	1,349,231
Decrease in dividends receivable	24,852
Decrease in prepaid expenses	2,420
Increase in payable for investments purchased	997,923
Decrease in payable for offering costs	(5,278)
Decrease in payable for investment advisory fees	(939,127)
Decrease in payable for payroll expenses	(10,096)
Decrease in payable for dividends payable on securities sold short	(5,750)
Decrease in other accrued expenses	(78,451)
Net cash provided by operating activities	15,594,864

Net decrease in net assets resulting from financing activities:
Redemption of Series E 5.200% Cumulative Preferred Shares	(9,720,000)
Redemption of Series G 5.200% Cumulative Preferred Shares	(1,850,000)
Distributions to common shareholders	(2,636,246)
Repurchase of common shares	(1,820,124)
Increase in payable to bank	8,420
Net cash used in financing activities	(16,017,950)
Net decrease in cash	(423,086)
Cash:
Beginning of year	963,337
End of period	$540,251

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$389,218
Interest paid on bank overdrafts	498

The following table provides a reconciliation of Deposits at broker for securities sold short within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2026:

Deposits at broker for securities sold short	$540,251
$540,251

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2026		Year Ended December 31,
	(Unaudited)		2025		2024		2023		2022		2021
Operating Performance:
Net asset value, beginning of year	$10.56		$10.26		$10.18		$9.98		$10.53		$10.74
Net investment income/(loss)	(0.00	)(a)	(0.04)		0.13		0.08		(0.10)		(0.20)
Net realized and unrealized gain/(loss) on investments in securities, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	0.33		0.74		0.36		0.46		(0.08)		0.44
Total from investment operations	0.33		0.70		0.49		0.54		(0.18)		0.24

Distributions to Common Shareholders:
Net investment income	(0.03	)*	(0.19)		(0.15)		(0.12)		—		—
Net realized gain	(0.19	)*	(0.20)		(0.24)		(0.11)		—		(0.20)
Return of capital	(0.02	)*	(0.09)		(0.09)		(0.25)		(0.48)		(0.28)
Total distributions to common shareholders	(0.24)		(0.48)		(0.48)		(0.48)		(0.48)		(0.48)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.04		0.08		0.07		0.14		0.11		0.03
Total Fund share transactions	0.04		0.08		0.07		0.14		0.11		0.03

Net Asset Value Attributable to Common Shareholders, End of Period	$10.69		$10.56		$10.26		$10.18		$9.98		$10.53
NAV total return †	3.53%		7.74%		5.60%		6.96%		(0.60)%		2.54%
Market value, end of period	$8.47		$8.47		$8.02		$8.04		$7.84		$8.93
Investment total return ††	2.86%		11.74%		5.86%		8.92%		(6.94)%		7.95%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$119,674		$132,064		$165,294		$184,605		$198,546		$180,107
Net assets attributable to common shares, end of period (in 000’s)	$114,872		$115,692		$117,978		$121,834		$129,099		$145,660
Ratio of net investment income/(loss) to average net assets attributable to common shares including interest and offering costs (b)	(0.00	)%(c)	(0.35)%		1.35%		0.92%		(0.86)%		(1.81)%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)	2.36	%(c)	3.27	%(f)	3.34	%(f)	4.65	%(f)	3.09	%(f)	2.89	%(f)
Portfolio turnover rate	151%		294%		348%		316%		263%		329%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2026	Year Ended December 31,
	(Unaudited)	2025	2024	2023	2022	2021
Cumulative Preferred Shares:
Series C Preferred(g)
Liquidation value, end of period (in 000’s)	—	—	$34,447	$34,447	$34,447	$34,447
Total shares outstanding (in 000’s)	—	—	689	689	689	689
Liquidation preference per share	—	—	$50.00	$50.00	$50.00	$50.00
Average market value (h)	—	—	$49.67	$49.13	$50.21	$51.51
Asset coverage per share (i)	—	—	$174.67	$147.05	$142.95	$261.43

Series E Preferred(j)
Liquidation value, end of period (in 000’s)	—	$9,720	$12,870	$28,325	$35,000	—
Total shares outstanding (in 000’s)	—	972	1,287	2,833	3,500	—
Liquidation preference per share	—	$10.00	$10.00	$10.00	$10.00	—
Average market value (h)	—	$10.00	$100.00	$100.00	$100.00	—
Asset coverage per share (i)	—	$80.66	$34.93	$29.41	$29.57	—

Series G Preferred
Liquidation value, end of period (in 000’s)	$4,802	$6,652	—	—	—	—
Total shares outstanding (in 000’s)	480	665	—	—	—	—
Liquidation preference per share	$10.00	$10.00	—	—	—	—
Average market value (h)	$10.00	$10.00	—	—	—	—
Asset coverage per share (i)	$249.22	$80.66	—	—	—	—
Asset Coverage (k)	2,492%	807%	349%	294%	286%	523%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares relates to the $50 Series C Preferred Shares from March 26, 2018 until March 26, 2025, the $10 Series G Preferred Shares from March 26, 2025 and to the $10 Series E Preferred Shares from March 28, 2022 through June 30, 2026 (see Footnotes 2 and 7).
(c)	Annualized.
(d)	The ratio of operating expenses excluding the custodian fee credit for the six months ended June 30, 2026 and the years ended December 31, 2025, 2024, 2023, and 2022 would have been 2.36%, 3.27%, 3.35%, 4.66%, and 3.10%. For the year ended December 31, 2021, there was minimal impact on the expense ratios.
(e)	The ratio of operating expenses excluding interest, advisory fee waived for Unsupervised assets, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the six months ended June 30, 2026 and the years ended December 31, 2025, 2024, 2023, 2022, and 2021 would have been 2.34%, 3.15%, 3.20%, 4.59%, 3.05%, and 2.79%, respectively.
(f)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2025, 2024, 2023, 2022, and 2021, there was minimal impact on the expense ratios. For the six months ended June 30, 2026, the Fund did not have such credits.
(g)	The Fund redeemed and retired all of the 688,932 shares of Series C Preferred Stock on March 26, 2025.
(h)	Based on weekly prices.
(i)	Asset coverage per share is calculated by combining all series of preferred shares.
(j)	The Fund redeemed and retired all of the 972,000 shares of Series E Preferred Stock on June 26, 2026.
(k)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited)

1. Organization. GDL Fund (the Fund) was organized on October 17, 2006 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Board of Trustees (the Board) has designated Gabelli Funds, LLC (the Adviser) as the valuation designee (Valuation Designee) under Rule 2a-5. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Valuation Designee so determines, by such other method as the Valuation Designee shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Valuation Designee if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Valuation Designee determines such amount does not reflect the security’s fair value, in which case these securities will be fair valued as determined by the Valuation Designee. Certain securities are valued principally using dealer quotations. Futures contracts

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Valuation Designee. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Structured Options Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — unadjusted quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2026 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/26
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Entertainment	$10,533,837	$962,500	—	$11,496,337
Machinery	5,432,440	—	$131,399	5,563,839
Transportation	692,098	—	161,335	853,433
Other Industries (b)	66,855,920	—	—	66,855,920
Total Common Stocks	83,514,295	962,500	292,734	84,769,529
Closed-End Funds	—	552,500	—	552,500
Rights (b)	237,319	650,406	7,550	895,275
U.S. Government Obligations	—	36,735,692	—	36,735,692
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$83,751,614	$38,901,098	$300,284	$122,952,996

LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(598,400)	—	—	$(598,400)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(598,400)	—	—	$(598,400)

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/26
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$2,999	—	$2,999

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Advisers according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

At June 30, 2026, the total value of Level 3 investments for the Fund was less than 1% of total net assets.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

in currencies options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. Therefore the Fund reflects derivative assets and liabilities any related collateral gross on the statement of assets and liabilities. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2026, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the six months ended June 30, 2026, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at June 30, 2026 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the six months ended June 30, 2026 had an average monthly notional amount of approximately $2,737,178.

At June 30, 2026, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Forward Foreign Exchange Contracts	$2,999	—	$2,999

The following table presents the Fund’s derivative asset by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2026:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Received	Net Amount
Counterparty
State Street Bank and Trust Co.	$2,999	—	—	$2,999

The Effect of Derivative Instruments on the Statement of Operations

For the Six Months Ended June 30, 2026

Net Realized Gain/(Loss) from Derivatives Recognized in Income

	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Foreign currency exchange rate risk	$—	$—	$—	$—	$145,203	$145,203

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Net Change in Unrealized Appreciation/(Depreciation)

On Derivatives Recognized in Income

	Purchased Options and Structured Options (Investments)	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts	Total
Foreign currency exchange rate risk	$—	$—	$—	$—	$(2,973)	$(2,973)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund entered into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at June 30, 2026 are reflected within the Schedule of Investments. For the six months ended June 30, 2026, the Fund did not incur service fees related

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Series G Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2026, the Fund did not invest in Acquired Funds.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2026, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. The Fund owns real estate investment trusts (REITs), and the distributions received from REITs may be classified as dividends, capital gains, or return of capital.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series C Cumulative Preferred Shares, Series E Cumulative Preferred Shares, and Series G Cumulative Preferred Shares (the Preferred Shares) above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions during the year may be made in excess of required distributions. That portion of a distribution that is paid-in capital (and is not sourced from net investment income or realized gains) should not be considered as the yield or total return on an investment in the Fund.

Distributions to shareholders of the Fund’s Series C, Series E, and Series G Cumulative Preferred Shares are recorded on a daily basis and are determined as described in Note 7.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2025, was as follows:

Common
Distributions paid from:
Ordinary income	$2,147,782
Net long term capital gains	2,234,544
Return of capital	955,751
Total distributions paid	$5,338,077

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and derivatives and the related net unrealized appreciation at June 30, 2026:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and other derivative instruments	$120,606,014	$4,025,547	$(2,273,966)	$1,751,581

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2026, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2026, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Recent Accounting Pronouncement. During the reporting period, the Fund adopted Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendment enhances income tax disclosures by requiring greater disclosure of income taxes paid by jurisdiction. During the reporting period, the Fund paid less than 1% in foreign or U.S. federal, state or local income taxes.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the T-Bill Index) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. During the six months ended June 30, 2026, the Fund accrued a performance fee of $301,030. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2026, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent, and exercised dispositive control, with respect to such securities (Bel Fuse, Inc.), and the Adviser reduced its fee with respect to such securities by $1,604.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2026, other than short term securities, aggregated to $131,287,803 and $122,703,425, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2026, the Fund paid $27,901 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2026, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2026, the Fund accrued $126,975 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to independent Trustees and certain interested Trustees, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Line of Credit. The Fund participates in an unsecured and uncommitted line of credit, which expires on April 9, 2027 and may be renewed annually, of up to $200,000,000 under which it may borrow up to one-third of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the six months ended June 30, 2026, there were no borrowings under the line of credit.

7. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the six months ended June 30, 2026 and the year ended

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

December 31, 2025, the Fund repurchased and retired 216,635 and 542,413 common shares in the open market at investments of $1,830,106 and $4,556,438, and at average discounts of approximately 21.18% and 20.08%, respectively, from its NAV.

As of June 30, 2026, the Fund has an effective shelf registration authorizing an additional $200 million of common or preferred shares.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

The Series C Preferred shares (Series C Preferred) paid distributions at an annualized rate of 4.00% on the $50 per share liquidation preference for the quarterly dividend periods ended on or prior to March 26, 2019 (Year 1). On February 22, 2019, the Fund’s Board announced a reset fixed dividend rate of 4.00% that will apply for the next eight quarterly dividend periods (Year 2 and Year 3). On March 1, 2021, the Board continued the 4.00% dividend rate for Series C Preferred through the mandatory redemption date of March 26, 2025. On March 26, 2020, 1,935,093 Series C Preferred were put back to the Fund at the liquidation value of $96,754,650, plus accumulated and unpaid dividends. On March 26, 2025, the Fund redeemed all outstanding Series C Preferred at the liquidation preference of $50 per share. On March 28, 2022, the Fund issued 3,500,000 shares of Series E Cumulative Term Preferred Shares (Series E Preferred), receiving $34,750,000 after the deduction of offering expenses of $250,000. The Series E Preferred has a liquidation value of $10 per share, and paid dividends at the rate of 4.00% per annum of the $10 per share liquidation preference for the dividend period beginning with the date of original issuance and ending on June 26, 2022 and the three dividend periods thereafter, and 4.25% per annum of the $10 per share liquidation preference for all subsequent dividend periods. The Board of Trustees increased the dividend rate on Series E Preferred to an annual rate of 5.20% effective January 19, 2023. Series E Preferred were callable at the Fund’s option on March 26, 2024 and had a mandatory redemption date of March 26, 2025. On February 28, 2025 the Board approved a change in the redemption date to June 26, 2026, and added March 26, 2025 as a mandatory put date of which shareholders could opt, and added December 26, 2025 as a put date. On March 27, 2023, 667,500 shares of Series E Preferred were put back to the Fund at their liquidation preference of $10 per share plus accrued and unpaid dividends. On March 27, 2024, 1,545,500 shares of Series E Preferred were put back to the Fund at their liquidation preference of $10 per share plus accrued and unpaid dividends. On March 26, 2025 and December 26, 2025, 300,000 and 15,000 shares of Series E Preferred were put back to the Fund their liquidation preference of $10 per share plus accrued and unpaid dividends. On June 26, 2026, the Fund redeemed and retired all outstanding Series E Preferred at the liquidation preference of $10 per share.

On March 26, 2025, April 1, 2025, June 23, 2025, July 15, 2025, September 26, 2025, and June 26, 2026, the Fund issued 255,000, 40,000, 50,000, 20,200, 300,000 and 15,000 5.200% Series G Preferred, receiving total net proceeds of $6,752,000 after deduction of estimated offering expenses of $50,000. On March 26, 2026, 200,000 shares of Series G Preferred were put back to the Fund at the liquidation preference of $10.00 per share. At June 30, 2026, there were 480,200 Series G Preferred outstanding and accrued distributions amounted to $61,868.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the respective redemption prices per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Segment Reporting. The Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s chief operating decision maker (CODM), as defined in ASC Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is guided by the Fund’s investment objective and principal investment strategies, and executed by the Fund’s portfolio management team, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in each Fund’s Schedule of Investments, Statements of Operations and Changes in Net Assets and Financial Highlights.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of May 19, 2026, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 11, 2026 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 11, 2026. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Colin J. Kilrain as a Trustee of the Fund, with 10,324,779 votes cast in favor of this Trustee, and 949,530 votes withheld for this Trustee.

In addition, preferred shareholders, voting as a separate class, re-elected James P. Conn as a Trustee of the Fund, with 1,172,000 votes cast in favor of this Trustee and 10,000 votes withheld for this Trustee.

Mario J. Gabelli, Leslie F. Foley, Anthony S. Colavita, Agnes Mullady, Salvatore J. Zizza, and Michael J. Melarkey continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Willis M. Brucker is a portfolio manager of Gabelli Funds, LLC and global merger arbitrage analyst with experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from Boston College with a BS in Finance and Corporate Reporting and Analysis.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the Firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from Columbia University, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

Colin J. Kilrain
Vice Admiral (retired)
United States Navy

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President
of GAMCO Investors, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Laurissa M. Matire
Vice President & Ombudsman

Priscilla De Vargas
Vice President & Ombudsman

Carter W. Austin
Vice President

David I. Schachter
Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

The Bank of New York
Mellon

COUNSEL

Skadden, Arps, Slate, Meagher
& Flom LLP

TRANSFER AGENT AND
REGISTRAR

Equiniti Trust Company, LLC

GDL Q2/2026

GABELLI
FUNDS

THE GDL FUND

GDL

Semiannual Report
June 30, 2026

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2026 through 01/31/2026	Common – 7,521 Preferred Series G – N/A Preferred Series E – N/A	Common – $8.44 Preferred Series G – N/A Preferred Series E – N/A	Common – 7,521 Preferred Series G – N/A Preferred Series E – N/A	Common – 10,959,574 - 7,521 = 10,952,053 Preferred Series G – 665,200 Preferred Series E – 972,000
Month #2 02/01/2026 through 02/28/2026	Common – 5,187 Preferred Series G – N/A Preferred Series E – N/A	Common – $8.50 Preferred Series G – N/A Preferred Series E – N/A	Common – 5,187 Preferred Series G – N/A Preferred Series E – N/A	Common – 10,952,053 - 5,187 = 10,946,866 Preferred Series G – 665,200 Preferred Series E – 972,000
Month #3 03/01/2026 through 03/31/2026	Common – 83,601 Preferred Series G – N/A Preferred Series E – N/A	Common – $8.39 Preferred Series G – N/A Preferred Series E – N/A	Common – 83,601 Preferred Series G – N/A Preferred Series E – N/A	Common – 10,946,866 - 83,601 = 10,863,265 Preferred Series G – 665,200 Preferred Series E – 972,000

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #4 04/01/2026 through 04/30/2026	Common – 18,753 Preferred Series G – N/A Preferred Series E – N/A	Common – $8.39 Preferred Series G – N/A Preferred Series E – N/A	Common – 18,753 Preferred Series G – N/A Preferred Series E – N/A	Common – 10,863,265 - 18,753 = 10,844,512 Preferred Series G – 365,200 Preferred Series E – 972,000
Month #5 05/01/2026 through 05/31/2026	Common – 33,143 Preferred Series C – N/A Preferred Series E – N/A	Common – $8.46 Preferred Series G – N/A Preferred Series E – N/A	Common – 33,143 Preferred Series G – N/A Preferred Series E – N/A	Common – 10,844,512 - 33,143 = 10,811,369 Preferred Series G – 365,200 Preferred Series E – 972,000
Month #6 06/01/2026 through 06/30/2026	Common – 68,430 Preferred Series G – N/A	Common – $8.43 Preferred Series C – N/A	Common – 68,430 Preferred Series G – N/A	Common – 10,811,369 - 68,430 = 10,742,939 Preferred Series G – 365,200
Total	Common – 216,635 Preferred Series G – N/A	Common – $8.43 Preferred Series G – N/A	Common – 216,635 Preferred Series G – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 8, 2026

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 8, 2026

*	Print the name and title of each signing officer under his or her signature.